Form 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) : February 28, 2001


                      Online International Corporation
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                        (Exact name of registrant as specified in its charter)

                        Nevada  033-20966  76-0251547
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    (State of Incorporation)  (Commission File Number)  (IRS Employer No.)


           1825 I Street, N.W., Suite 400, Washington, D.C. 20009
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                  (Address of principal executive offices)

                                (202) 429-2001
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                         (Issuer's Telephone Number)

                                     n/a
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                (Former address if changed since last report)

Item 5.

On December 15, 2000, counsel for the registrant transmitted the applicable 10 Q-SB to the Commission via Edgar. The Commission has taken the position the filing was not received. Thus, the registrant resubmitted by way of EDGAR a subsequent filing on February 12, 2001. The subsequent filing was accepted by the system.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


ONLINE INTERNATIONAL CORPORATION
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(Registrant)

Date:     February 12, 2001

By:     /s/
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    (Signature)

   MOSES L. GARSON, DIRECTOR
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   (Printed Name and Title)